UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 17, 2010

PETROLEUM DEVELOPMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                                              000-07246                                               95-2636730
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1775 Sherman Street, Suite 3000 Denver, Colorado (Address of principal executive offices)	80203 (Zip Code)

Registrant’s telephone number, including area code:   (303) 860-5800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On November 17, 2010, Petroleum Development Corporation (“PDC”) issued a press release announcing that it had entered into merger agreements with three limited partnerships for which it serves as general partner.  A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

On November 17, 2010, PDC also issued a press release announcing its preliminary 2011 capital plan.  A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated November 17, 2010 (regarding acquisitions).
99.2	Press release, dated November 17, 2010 (regarding capital development plan).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:  November 17, 2010                                                   By:          /s/ Daniel W. Amidon
Name:     Daniel W. Amidon
Title:       General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated November 17, 2010 (regarding acquisitions).
99.2	Press release, dated November 17, 2010 (regarding capital development plan).